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                                                                Exhibit 23.01(f)


               [BROOKS, HOLMES, WILLIAMS & COOK, LLC LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference of our firm under the caption "Experts" and to the use of our report dated January 19, 1998, for NPS of Atlanta, Inc., in the
Registration Statement (Form S-1, File 333-0         ) and related Prospectus
of Corporate Staffing Resources, Inc.

                                                        /s/ Brooks, Holmes,
                                                            Williams & Cook, LLC

Atlanta, Georgia
May 26, 1998